EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of AssuranceAmerica Corporation (the “Company”), on Form 10-Q for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Guy W. Millner, Chairman and Chief Executive Officer of the Company, and Gregory D. Woods, Acting Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.
Date: November 14, 2008

/s/ Guy W. Millner
Guy W. Millner
Chairman and Chief Executive Officer

Date: November 14, 2008

/s/ Gregory D. Woods
Gregory D. Woods
Acting Chief Financial Officer